UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2016

Nuverra Environmental Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 903-7802

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the principal accountants for Nuverra Environmental Solutions, Inc. (the “Company”). On and effective as of April 8, 2016, the Audit Committee of the Board of Directors of the Company dismissed KPMG as the Company’s independent registered public accounting firm and approved the appointment of Hein & Associates LLP (“Hein”) to serve as the Company’s independent registered public accounting firm for fiscal year 2016.

During the years ended December 31, 2015 and 2014, and during the subsequent interim period through April 8, 2016, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the Company’s financial statements for those periods, or (2) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014, contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has incurred recurring losses from operations and has limited cash resources, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company provided KPMG with a copy of the disclosures in this Current Report on Form 8-K prior to the time this Form 8-K was filed with Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish it a letter addressed to the SEC stating whether it agreed with the above disclosures and, if not, stating the respects in which it did not agree. A copy of the letter, dated April 13, 2016, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through April 8, 2016, the Company did not consult with Hein regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter subject to disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated April 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: April 13, 2016	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb Title: Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated April 13, 2016